UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM
8
-
K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023
GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8
-
K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12).

☐	Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.

Entry Into a Material Agreement.

On January 30, 2023, certain subsidiaries of Global Clean Energy Holdings, Inc. (“we,” “us,” “our” and the “Company”) entered into (i) Amendment No. 10 to the senior secured term loan Credit Agreement (“Senior Credit Agreement”), by and among BKRF OCB, LLC (“Borrower”), BKRF OCP, LLC, as the pledgor (“Holdings”), Bakersfield Renewable Fuels, LLC (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (the “Administrative Agent”), and the Tranche A, Tranche B and Tranche C lenders party thereto (“Amendment No. 10”) and (ii) Waiver No. 7 to Credit Agreement (“Waiver No. 7”), by and among the Borrower, Holdings, the Project Company, the Administrative Agent, and the Tranche A, Tranche B and Tranche C lenders party thereto.

 Pursuant to Amendment No. 10, the lenders agreed to, among other things, a series of Tranche C Commitments under the Senior Credit Agreement in an amount of up to $40,000,000, which will be available to be drawn through June 30, 2023.  In addition, Amendment No. 10 provides for (i) an increase in the underlying interest rate on the loans following the effective date of Amendment No. 10 from 12.5% to 15%, (ii) the ability to pay interest in kind (in lieu of a cash payment) for the periods ending March 31, 2023 and June 30, 2023, (iii) a change in the maturity date to December 31, 2025, (iv) an agreement to raise at least $10 million in new capital by March 31, 2023, and $100 million by April 1, 2024, and (v) certain governance rights, including certain limited rights for the Administrative Agent to put forth nominees to the Board of Directors of the Company.

 The Company also agreed to issue to the lenders, as payment of an amendment and upsize premium, warrants to purchase up to 15,000,000 shares of the Company’s common stock, exercisable until December 23, 2028 at an exercise price of $0.075 per share (the “Lender Warrants”).  In connection with the closing of Amendment No. 10, 8,250,000 Lender Warrants were issued.  The Company has agreed to register the resale of the shares of common stock underlying the Lender Warrants pursuant to an amendment to that certain registration rights agreement, dated January 30, 2023, by and among the Company and the lenders party thereto (the “Amendment to Registration Rights Agreement”).

 Pursuant to Waiver No. 7, the lenders agreed to waive certain Defaults and Events of Default (each as defined under the Senior Credit Agreement), if any, arising prior to, or based on events or circumstances existing prior to, the effective date of Amendment No. 10.

 In connection with the transactions contemplated by Amendment No. 10, the Company agreed to grant to the Administrative Agent a security interest in all assets of its subsidiary Sustainable Oils, Inc. (“SusOils”), pursuant to a pledge and security agreement, dated as of January 30, 2023, by and among the Company, SusOils, and Orion Energy Partners TP Agent, LLC, as the collateral agent (the “Security Agreement”).  If prior to June 30, 2025, the principal amount of the loans under the Credit Agreement is below $300,000,000, or on and after June 30, 2025 the principal amount of loans under the Credit Agreement is below $200,000,000, then the security interest will automatically terminate.  The right to foreclose on the collateral is limited to specific fundamental events of default under the Senior Credit Agreement, including payment defaults and defaults arising from bankruptcy related actions.

The foregoing descriptions of the Amendment No. 10, Waiver No. 7, the Lender Warrants, Amendment to Registration Rights Agreement and Security Agreement are qualified in their entirety by reference to those agreements, copies of which are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in Item 1.01 above regarding the Senior Credit Agreement, including Amendment No. 10 thereto, which relates to the creation of a direct financial obligation of certain of the Company’s subsidiaries, is incorporated herein by reference.

Item 3.02.        Unregistered Sales of Equity Securities.

The description in Item 1.01 above regarding the issuance and sale of the Lender Warrants is incorporated herein by reference. The securities were offered and sold by us in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as they were offered and will be sold to qualified institutional investors and accredited investors only, without a view to distribution, and not by means of any general solicitation or advertisement.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Amendment No. 10 to Credit Agreement, dated as of January 30, 2023, by and among BKRF OCB, LLC, BKRF OCP, LLC, Bakersfield Renewable Fuels, LLC, Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent, and the lenders referred to therein

10.2
Waiver No. 7 to Credit Agreement, dated as of January 30, 2023, by and among BKRF OCB, LLC, BKRF OCP, LLC, Bakersfield Renewable Fuels, LLC, Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent, and the lenders referred to therein

10.3	Form of Lender Warrant

10.4	Registration Rights Agreement Amendment, dated as of January 30, 2023, by and among Global Clean Energy Holdings, Inc. and the lenders party thereto

10.5	Pledge and Security Agreement, dated as of January 30, 2023, by and among Sustainable Oils, Inc., Global Clean Energy Holdings, Inc., and Orion Energy Partners TP Agent, LLC, as collateral agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3 , 2023	By:	/s/ Ralph Goehring
Ralph Goehring
Chief Financial Officer